EXHIBIT 10.4

AMENDMENT NO. 2 TO

CAPITAL SUPPORT AGREEMENT

This Amendment No. 2 (the “Amendment”) to the Capital Support Agreement, is made as of the 26th day of January 2009, by and between Northern Trust Corporation (the “Support Provider”) and The Northern Trust Company (“TNT”), as securities lending agent on behalf of the Core Select Securities Lending Cash Collateral Pool (the “Fund”).

WHEREAS, the parties have entered into a Capital Support Agreement (the “Agreement”), dated as of February 21, 2008 and amended the Agreement on July 15, 2008; and

WHEREAS, the parties desire to further amend the Agreement on the terms and subject to the conditions provided herein.

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2. Section 3(c)(iii) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

(iii) 5:00 p.m. Eastern Time on November 6, 2009.

IN WITNESS WHEREOF, the parties caused this Amendment No. 2 to the Capital Support Agreement to be executed.

NORTHERN TRUST CORPORATION

By:	/s/ William R. Dodds, Jr.
Name:	William R. Dodds, Jr.
Title:	Treasurer

ADDRESS FOR NOTICES:
50 S. LaSalle St.
Chicago, IL 60603
Attn: William R. Dodds, Jr.

THE NORTHERN TRUST COMPANY, AS LENDING AGENT ON BEHALF OF THE CORE SELECT SECURITIES LENDING CASH COLLATERAL POOL

By:	/s/ Jeffrey S. Benner
Name:	Jeffrey S. Benner
Title:	Senior Vice President

ADDRESS FOR NOTICES:
50 S. LaSalle St.
Chicago, IL 60603
Attn: Jeffrey S. Benner